Exhibit 10.11

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of November 26, 2008, is between Vera Bradley Designs, Inc., an Indiana corporation (“Grantor”), and JPMorgan Chase Bank, N.A., as Collateral Agent for the benefit of the Secured Parties (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders are party to that certain Credit Agreement as of the date hereof (the same, as it may be further amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”), pursuant to which the Lenders made certain credit facilities available to the Grantor on the terms and conditions set forth therein;

WHEREAS, Grantor has entered into a Security Agreement of even date herewith (as amended, restated, modified or supplemented from time to time, the “Security Agreement”) with the Collateral Agent, for the benefit of the Secured Parties, pursuant to which Grantor has granted to the Collateral Agent a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks and Trademark licenses, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all products and proceeds thereof, to secure the payment of the Obligations;

WHEREAS, capitalized terms used but not defined herein are used in the manner provided in the Security Agreement or the Credit Agreement, as applicable;

WHEREAS, Grantor owns the Trademarks listed on Schedule 1 annexed hereto, and is a party to the Trademark licenses listed on Schedule 1 annexed hereto; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter created or acquired:

(1)	each Trademark, including without limitation, each Trademark referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark;

(2)	each Trademark license, including, without limitation, each Trademark license listed on Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark license; and

(3)	all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement of any Trademark, including, without limitation, any Trademark referred to in Schedule 1 annexed hereto and any Trademark licensed under any Trademark license listed on Schedule 1 annexed hereto, or (b) injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark license.

This security interest is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of this 26th day of November, 2008.

VERA BRADLEY DESIGNS, INC.

By: /s/ Patricia R. Miller
Name: Patricia R. Miller
Title: President

Acknowledged:

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent for the benefit of the Secured Creditors

By: /s/ William J. Schafer

Name: William J. Schafer

Title: Vice President

ACKNOWLEDGMENT

State of Indiana	)
	)	ss.
County of Allen	)

On the date first set forth above before me personally appeared the above-indicated person who executed the foregoing instrument as the above-indicated officer of Vera Bradley Designs, Inc., who being by me duly sworn, did depose and say that he/she is such officer of such corporation; that the foregoing instrument was executed on behalf of said corporation by order of its Board of Directors; and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ Stefi Simmone
{Seal}	Notary Public

Signature Page to Trademark

Security Agreement

SCHEDULE 1

[See Attached]

Vera Bradley Designs Inc.

U.S. Trademark Registrations and Applications

Attached is the summary and details regarding the only recordation of a Security Interest found in the Federal Trademark Records.

*Please note that Reg. No. 2819627 for VBD will lapse as it is no longer in use for the goods as registered.

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

Trademark Assignor/Assignee Summary

Search Criteria: Assignor/Assignee Name = VERA BRADLEY

Total: 18		Total: 0

Assignor		Assignee
	NAME	NAME
REG#:1745799	VERA BRADLEY DESIGNS, INC.
REG#:2800307	VERA BRADLEY DESIGNS, INC.
REG#:2800308	VERA BRADLEY DESIGNS, INC.
REG#:2819627	VERA BRADLEY DESIGNS, INC.
REG#:2962647	VERA BRADLEY DESIGNS, INC.
REG#:2999011	VERA BRADLEY DESIGNS, INC.
REG#:3138150	VERA BRADLEY DESIGNS, INC.
REG#:3161672	VERA BRADLEY DESIGNS, INC.
REG#:3166645	VERA BRADLEY DESIGNS, INC.
REG#:3175442	VERA BRADLEY DESIGNS, INC.
REG#:3238432	VERA BRADLEY DESIGNS, INC.
REG#:3248142	VERA BRADLEY DESIGNS, INC.
REG#:3248193	VERA BRADLEY DESIGNS, INC.
REG#:3248194	VERA BRADLEY DESIGNS, INC.
REG#:3261985	VERA BRADLEY DESIGNS, INC.
REG#:3331171	VERA BRADLEY DESIGNS, INC.
REG#:3353497	VERA BRADLEY DESIGNS, INC.
REG#:3402953	VERA BRADLEY DESIGNS, INC.

Search Results as of: 09/15/2010 12:24 PM

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Assignments on the Web > Trademark Query

Trademark Assignment Details

Reel/Frame:	3901/0511		Pages: 10
Received:	12/10/2008	Recorded: 12/10/2008
Conveyance:	SECURITY INTEREST

Total properties: 18

1	Serial #: 74090237 Mark: VERA BRADLEY	Filing Dt: 08/22/1990	Reg #: 1745799	Reg. Dt: 01/12/1993

2	Serial #: 78155733 Mark: VERA BRADLEY	Filing Dt: 08/19/2002	Reg #: 2800307	Reg. Dt: 12/30/2003

3	Serial #: 78155735 Mark: THE VERA BRADLEY CLASSIC	Filing Dt: 08/19/2002	Reg #: 2800308	Reg. Dt: 12/30/2003

4	Serial #: 78155856 Mark: VBD	Filing Dt: 08/20/2002	Reg #: 2819627	Reg. Dt: 03/02/2004

5	Serial #: 78287680 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2999011	Reg. Dt: 09/20/2005

6	Serial #: 78435462 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3248142	Reg. Dt: 05/29/2007

7	Serial #: 78435466 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3261985	Reg. Dt: 07/10/2007

8	Serial #: 78496374 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3248193	Reg. Dt: 05/29/2007

9	Serial #: 78496385 Mark: VERA BRADLEY MY HOME	Filing Dt: 10/07/2004	Reg #: 3248194	Reg. Dt: 05/29/2007

10	Serial #: 78496394 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3402953	Reg. Dt: 03/25/2008

11	Serial #: 78572821 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3138150	Reg. Dt: 09/05/2006

12	Serial #: 78572823 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3161672	Reg. Dt: 10/24/2006

13	Serial #: 78642208 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3166645	Reg. Dt: 10/31/2006

14	Serial #: 78642231 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3175442	Reg. Dt: 11/21/2006

15	Serial #: 78657013 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3331171	Reg. Dt: 11/06/2007

16	Serial #: 78657037 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3353497	Reg. Dt: 12/11/2007

17	Serial#: 78975931 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2962647	Reg. Dt: 06/14/2005

18	Serial #: 78978074 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3238432	Reg. Dt: 05/01/2007

Assignor

1	VERA BRADLEY DESIGNS, INC.	Exec Dt: 11/26/2008 Entity Type: CORPORATION Citizenship: INDIANA

Assignee

1	JPMORGAN CHASE BANK, N.A. AS AGENT 10 S. DEARBORN CHICAGO, ILLINOIS 60603	Entity Type: UNKNOWN Citizenship: NONE

Correspondence name and address

LAURA KONRATH WINSTON & STRAWN LLP 35 W. WACKER DR. CHICAGO, IL 60601

Search Results as of: 09/15/2010 12:22 PM

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Vera Bradley Designs Inc.

Pending U.S. Trademarks

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:05:55 ET

Serial Number: 77852053 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; brief bags; tote bags; duffel bags; travel bags; cosmetic bags and cases sold empty;

garment bags for travel; luggage; backpacks; wallets; and coin purses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub-Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852053

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

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This page was generated by the TARR system on 2010-09-15 12:06:14 ET

Serial Number: 77852045 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eyeglasses; eyeglass lenses; sunglasses; eyeglass cases; textile covers for electric curling irons; foam backed mouse pad base

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved-For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-16 - Communication received from applicant

2010-03-16 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852045

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:06:54 ET

Serial Number: 77852039 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

binders; loose leaf binders; folders; file folders; note books; paper note tablets; writing paper pads; adhesive note pads; clip boards; calendars; agendas; blank writing journals; photo albums; paper gift bags; paper gift tags; gift wrapping paper; paper stationery; correspondence cards; note cards; binder clips; ball point pens; ink pens; highlighter pens; pencils; paper weights; dry erase writing boards; textile checkbook covers

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-17 - Communication received from applicant

2010-03-17 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852039

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This page was generated by the TARR system on 2010-09-15 12:07:12 ET

Serial Number: 77852076 Assignment Information             Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 024

Class Status: Active

Table linens, namely, place mats and napkins; beach towels

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852076

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Web interface last modified October 18, 2008 v.2.0.2

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This page was generated by the TARR system on 2010-09-15 12:07:27 ET

Serial Number: 77852091 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 025

Class Status: Active

Sun hats; headbands; pajamas; and flip flops

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852091

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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This page was generated by the TARR system on 2010-09-15 12:07:56 ET

Serial Number: 77945045 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

Pen and pencil pouch; paper stationery

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945045

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:31 ET

Serial Number: 77945060 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eye glasses; sun glasses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945060

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

I HOME | INDEX | SEARCH | eBUSINESS | CONTACT US I PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:40 ET

Serial Number: 77945086 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: A non-final action has been mailed. This is a letter from the examining attorney requesting additional information and/or making an initial refusal. However, no final determination as to the registrability of the mark has been made.

Date of Status: 2010-06-01

Filing Date: 2010-02-25

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: M3X -TMO Law Office 112 - Examining Attorney Assigned

Date In Location: 2010-06-01

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs. Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; tote bags; cosmetic bags sold empty; wallets; coin purses; luggage; travel bags; travel accessories; backpacks; messenger bags

Basis: l(a)

First Use Date: 2009-07-00

First Use in Commerce Date: 2009-07-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-06-01 - Notification Of Non-Final Action E-Mailed

2010-06-01 - Non-final action e-mailed

2010-06-01 - Non-Final Action Written

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945086

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

| HOME | INDEX | SEARCH | eBUSINESS | CONTACT US | PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:16 ET

Serial Number: 77947365 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Application has been published for opposition.

Date of Status: 2010-07-20

Filing Date: 2010-03-01

The Information will be/was published in the Official Gazette on 2010-07-20

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 650 -Publication And Issue Section

Date In Location: 2010-06-15

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 014

Class Status: Active

Jewelry; bracelets

Basis: l(a)

First Use Date: 2010-02-00

First Use in Commerce Date: 2010-02-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved for Pub - Principal Register (Initial exam)

2010-06-01 - Assigned To Examiner

2010-03-05 - New Application Office Supplied Data Entered In Tram

2010-03-04 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77947365

If you have any comments or questions concerning the data displayed, contract PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

| HOME | INDEX | SEARCH | eBUSINESS | CONTACT US | PRIVACY STATEMENT